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                                 PROMISSORY NOTE

$100,000.00                                                  Englewood, Colorado
                                                             May 20,1996

       FOR VALUE RECEIVED, PROFLIGHT, INC., a Colorado corporation ("Maker") hereby promises to pay to the order of Lear Three, L.L.C. (which is hereinafter referred to, together with each subsequent holder of this note, as "Holder"), at 7427 South Richfield Street, Foxfield, Colorado 80016, or at such other address as may be designated from time to time hereafter by written notice to Maker, the Principal sum of One Hundred Thousand and no/100 Dollars ($100,000.00), together with accrued interest, on or before May 20, 1997.

       Upon occurrence of an Event of Default, this note shall bear interest from the date of the Event of Default at the default rate of eighteen percent (18%) per annum.

This Note is secured by:

1. One Form 8050-98 Aircraft Security Agreement (the "Aircraft Security Agreement") granting Holder a third lien interest in a 1973 Learjet 25 BXR, Serial Number 141, with current Registration No. N25HA.

2. A Security Agreement (the "Security Agreement") and Financing Statement executed by Maker granting Holder a second security interest in all accounts receivable of Maker and in certain Medical Equipment (as more specifically defined in the Security Agreement) owned by Maker.

       Principal and interest shall be due and payable hereunder by Maker to Holder as follows:

        One payment of $100,000.00 principal due and payable on May 20, 1997.

       Monthly interest payments shall be due on the twentieth (20th) day of each month and shall be calculated at three percent (3%) greater than the prime lending rate at Norwest Banks on the first business day of each month, commencing on June 20, 1996 and continuing monthly thereafter on the 20th day of each month until May 20, 1997 at which time all accrued and outstanding interest is due and payable, together with all filing and related fees for recording and releasing collateral.

       All payments made on this note shall be applied first to interest and then to principal. Maker shall be entitled to prepay this note in full or in part at any time, without penalty.

       Maker shall be deemed to be in default hereunder upon the occurrence of any of the following events (an "Event of Default"):

        a. Maker fails to make any payment of principal, interest or any other sum required to be paid by Maker under this note when such amounts are due and



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               payable.

        b.     Maker  fails  to  timely  and  properly   perform  any  covenant,
               agreement or condition herein contained.

        c. Maker becomes the subject of commencement of an involuntary case under the federal bankruptcy law as now or hereafter constituted, or there is filed a petition against Maker seeking reorganization, arrangement, adjustment or composition of or in respect of Maker under the federal bankruptcy law as now or hereafter constituted or under any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or any substantial part of its property, or seeking the winding-up or liquidation of its affairs and such involuntary case or petition is not dismissed within 60 days after the filing thereof.

        d. Maker commences a voluntary case or institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it, under the federal bankruptcy laws as now or hereafter constituted, or any other applicable federal or state bankruptcy or insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator ( or similar official) of the property of Maker or of any substantial part of its property, or makes any assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due or fails to generally pay its debts as they become due or if Maker or its stockholders or board of directors or any committee thereof takes any corporate action in contemplation, preparation or furtherance of or for any of the occurrences, steps, procedures, proceedings or other items mentioned in subparagraphs (c) or (d) hereof.

        Any Event of Default under this Note shall also be considered an Event of Default under the Aircraft Security Agreement and the Security Agreement; and any Event of Default as defined in the Aircraft Security Agreement or the Security Agreement shall also constitute an Event of Default hereunder and under any and every other document securing or executed in connection with this note. Notwithstanding any term or provision of this note to the contrary, upon the occurrence of any such Event of Default hereunder, including but not limited to any Event of Default as defined in the Aircraft Security Agreement or the Security Agreement, the entire balance of unpaid principal hereunder, all unpaid interest accrued or accruing hereunder, and all other unpaid sums to be paid hereunder shall, at the option of Holder, become at once due and payable in full without notice or demand.

       Maker and all other persons and entities who may be or become liable for the payment hereof, primarily or secondarily, directly or indirectly, hereby severally (a) waive presentment, demand for payment, protest of nonpayment, notice of dishonor, diligence in collection and all other indulgences with respect to this note, (b) consent to impairment or release of collateral,




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extensions of time for payment, and acceptance of partial payments before, at or after maturity, and agree that no such actions shall cause them, or any of them, to be released from any liability for the payment hereof, and agree to pay any and all reasonable costs and expenses, including but not limited to reasonable attorneys' fees, which may be incurred or paid by Holder in the collection of the indebtedness evidenced by this note or any part hereof, or in preserving, securing possession of, or in realizing upon any security or collateral for this note, including but not limited to the commencement and carrying out of any remedies available to Holder as a secured party under the Aircraft Security Agreement or the Security Agreement.

       No delay or omission on the part of the Holder in exercising any of Holder's rights under this note or under the Aircraft Security Agreement or the Security Agreement shall operate as a waiver of such right or of any other right of the Holder under this note or under the Aircraft Security Agreement or the Security Agreement. Nor shall any single or partial exercise by the Holder of any right or remedy hereunder or under the Aircraft Security Agreement or Security Agreement preclude the exercise of any other right or remedy which Holder may have; the remedies provided for hereunder and under the Aircraft Security Agreement and the security Agreement are cumulative and not exclusive of any statutory, legal or equitable remedies otherwise available.

       If any provision hereof or of any other document securing or related to the indebtedness evidenced hereby is, for any reason and to any extent, invalid or unenforceable, then neither the remainder of the document in which such provision is contained, nor the application of the provision to other persons, entities or circumstances nor any other document referred to herein shall be affected thereby, but instead shall be enforceable to the maximum extent permitted by law.

       Regardless of the place of its execution, this note shall be construed and enforced in accordance with the laws of the State of Colorado.

                                    Maker:

                                    PROFLIGHT, INC. a Colorado corporation

                                    By: /s/ Kevin L. Burkhardt,    President
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                                                                   Title


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